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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 23, 1999



                             SFX ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  1-14993                13-3977880
(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File No.)            Identification No.)


                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
          (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                             SFX ENTERTAINMENT, INC.

ITEM 5.  OTHER EVENTS.

         Reference is made to the press release of SFX Entertainment, Inc. ("SFX"), dated June 23, 1999, attached hereto as Exhibit 99.1 and incorporated by reference. The press release announces that SFX is soliciting consents to amend the indentures under which its outstanding 9 1/8% Senior Subordinated Notes were issued. The pertinent portions of the Consent Solicitation Statements prepared in connection therewith are filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     C.  Exhibits.

         Description                                                  Exhibit
         -----------                                                  -------

         Press Release dated June 23, 1999                             99.1

         Consent Solicitation Statement dated                          99.2
         June 23, 1999 relating to SFX's 9-1/8%
         Senior Subordinated Notes due February
         1, 2008

         Consent Solicitation Statement dated                          99.3
         June 23, 1999 relating to SFX's 9-1/8%
         Senior Subordinated Notes due December
         1, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SFX ENTERTAINMENT, INC.


Dated: June 23, 1999                     By: /s/ Howard J. Tytel
                                            ---------------------------------
                                         Name:  Howard J. Tytel
                                         Title: Executive Vice President,
                                                General Counsel and Member of
                                                the Office of the Chairman






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                                  EXHIBIT INDEX


         Description                                                  Exhibit
         -----------                                                  -------

         Press Release dated June 23, 1999                             99.1

         Consent Solicitation Statement dated                          99.2
         June 23, 1999 relating to SFX's 9-1/8%
         Senior Subordinated Notes due February
         1, 2008

         Consent Solicitation Statement dated                          99.3
         June 23, 1999 relating to SFX's 9-1/8%
         Senior Subordinated Notes due December
         1, 2008





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